UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Rand Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Proxy Statement Rand Capital Corporation
Rand Capital Corporation
2200 Rand Building
Buffalo, New York 14203
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO OUR SHAREHOLDERS
     The 2006 Annual Meeting of Shareholders of Rand Capital Corporation (the “Corporation”) will be held on Thursday, April 27, 2006 at 10:30 a.m. in Room 931, Rand Building, 14 Lafayette Square, Buffalo, New York, for the following purposes:
1.	To elect seven Directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.	To consider and act upon such other business as may properly come before the meeting.
     Shareholders of record at the close of business on March 17, 2006 are entitled to notice of, and to vote at the meeting, and any adjournment thereof.

April 6, 2006	By order of the Board of Directors,
Buffalo, New York	Reginald B. Newman II
Chairman

Proxy 1

GENERAL INFORMATION
BENEFICIAL OWNERSHIP OF SHARES
1. ELECTION OF DIRECTORS
COMMITTEES AND MEETING DATA
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
COMPENSATION
DIRECTOR COMPENSATION
PROFIT SHARING AND STOCK OPTION PLANS
2. OTHER BUSINESS
FINANCIAL STATEMENTS AVAILABLE

Proxy Statement Rand Capital Corporation
Rand Capital Corporation
2200 Rand Building
Buffalo, New York 14203
Proxy Statement
GENERAL INFORMATION
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rand Capital Corporation (the “Corporation”) for the Annual Meeting of Shareholders to be held on April 27, 2006. Only shareholders of record at the close of business on March 17, 2006, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date the Corporation had outstanding shares of 5,718,934 Common Shares, par value $.10 per share (“shares”).
     Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting in person at the meeting.
     Under the New York Business Corporation Law (the “BCL”) and the Corporation’s by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding common stock is necessary to constitute a quorum of the shareholders to take action at the annual meeting. The shares that are present at the meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Under the BCL and the Corporation’s by-laws, once a quorum is established, Directors standing for election may be elected by a plurality of the votes cast.
     This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about April 6, 2006. A copy of the Corporation’s 2005 Annual Report, which contains financial statements, accompanies this Proxy Statement.
     The cost of soliciting proxies in the accompanying form will be borne by the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person or by telephone by Directors, officers and regular employees of the Corporation, who will receive no additional compensation therefore.
     The Corporation’s office is located at 2200 Rand Building, Buffalo, New York 14203; telephone number 716-853-0802.

Proxy 2

Proxy Statement Rand Capital Corporation
BENEFICIAL OWNERSHIP OF SHARES
     Unless otherwise indicated, the following table sets forth beneficial ownership of the Corporation’s shares on March 17, 2006, by (a) persons known to the Corporation to be beneficial owners of more than 5% of the outstanding shares, (b) the Directors and nominees for
Director of the Corporation, and all the executive officers of the Corporation, (c) all Directors and officers of the Corporation as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

		Amount and Nature of
Beneficial Owner		Beneficial Ownership (1)		Percent of Class(4)
(a)	More than 5% Owners:

	Willis S. McLeese	800,000	(2)	13.9%
	c/o 2200 Rand Building, Buffalo, NY

	Reginald B. Newman, II	485,579		8.5%
	350 Essjay Road, Williamsville, NY

(b)	Nominees for Director and Executive Officers:

	Allen F. Grum	73,628		1.3%
	Erland E. Kailbourne	10,000		*
	Ross B. Kenzie	135,000		2.4%
	Willis S. McLeese	800,000	(2)	13.9%
	Reginald B. Newman II	485,579		8.5%
	Jayne K. Rand	149,016		2.6%
	Robert M. Zak	10,000		*
	Daniel P. Penberthy	50,000		*

(c)	All Directors and Officers as a group:	1,713,223	(3)	29.9%

*Less than 1%

(1)	The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission.

(2)	These shares are owned by Colmac Holdings, Ltd., a corporation of which Mr. McLeese is the Chairman and principal owner.

(3)	Except as indicated above, members of the group have sole voting and investment power over these shares.

(4)	Percent of Class calculated based on 5,718,934 shares outstanding at Record Date.

Proxy 3

Proxy Statement Rand Capital Corporation
1. ELECTION OF DIRECTORS
     Seven Directors are to be elected at the meeting, each to serve until the next annual meeting of shareholders and until his or her successor has been elected and qualified. Unless marked to the contrary, the proxies received will be voted FOR the election of the seven nominees below.
     Each of the nominees is presently a member of the Board of Directors and was recommended for election by the Governance and Nominating Committee, which is comprised of non-management, independent Directors. Each of the nominees has consented to serve as a Director, if elected. If at the time of the meeting any nominee should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for such other person as may be designated as a nominee by the Board of Directors. Each of the nominees was elected at the Corporation’s last Annual Meeting of Shareholders except Mr. Robert M. Zak, who was appointed to the Board of Directors on December 15, 2005 to fill the remaining term of Mr. Luiz F. Kahl, who passed away November 4, 2005.
Director Independence
     The Board of Directors affirmatively determined that four of the six non-management Directors, Erland E. Kailbourne, Ross B. Kenzie, Jayne K. Rand and Robert M. Zak are independent Directors under the rules and guidelines of the NASDAQ and the Securities and Exchange Commission (SEC) and, therefore, that a majority of a corporation’s seven-person Board of Directors is currently independent as so defined. Two of the non-management Directors, Willis S. McLeese and Reginald B. Newman, II, are not deemed to be independent under the rules of the NASDAQ because they each beneficially own more than 5% of the Corporation’s outstanding securities and, therefore, are deemed to be “Interested Persons” under Section 2(a)(19) of the Investment Company Act of 1940. The Board of Directors has determined that there are no relationships between the Corporation and the Directors classified as independent other than service on its Board of Directors and compensation paid to Directors.
     The foregoing independence determination of the Board of Directors also included conclusions of the Board of Directors that:
•	each of the members of the Audit Committee and Governance and Nominating Committee and a majority of the Compensation Committee is independent under the standards described above for purposes of membership on each of those committees; and

•	the 2006 compensation of the senior executive officers were determined by a majority of the independent Directors of the Board.

•	each of the members of the Audit Committee also meets the additional independence requirements under SEC Rule 10A-3(b) and NASDAQ Rule 4350(d).

Proxy 4

Proxy Statement Rand Capital Corporation
     Mr. Kailbourne is currently serving as the “lead” independent Director for purposes of scheduling and setting the agenda for the executive sessions of the independent Directors. It is presently contemplated that these executive sessions will occur at least twice during the fiscal year ending December 31, 2006, in conjunction with regularly scheduled Board meetings, in addition to the separate meetings of the standing committees of the Board of Directors.
Shareholder Communications
     Communications to an individual Director, to non-management Directors as a group, or to the entire Board, should be addressed as follows: Reginald B. Newman, II, Security Holder Board Communications, 2200 Rand Building, Buffalo, New York, 14203, with an indication of the individual or subgroup (if any) to whose attention the communication is directed. All security holder communications addressed in that manner will be delivered directly to Mr. Newman, who will receive communications for the Board and non-management Directors, and who will deliver the communication unopened to any individual indicated Director.
Meeting Attendance
     Last year all Directors attended the Annual Meeting of Stockholders, and they are expected to do so this year. A meeting of the Board of Directors will take place on the same day and at the same place as the Annual Meeting of Stockholders, and Directors are expected to attend all Board and Committee meetings of the Corporation. If a Director is unable to attend a Board meeting in person, participation by telephone is permitted, and in that event that a Director will participate in the Board meeting via telephone that is held on the day of the Annual Meeting of Stockholders then the director will not attend the Annual Meeting of Stockholders.
Information Regarding the Nominees

Name and Year
Became a Director
of the Company	Age	Principal Occupation
Allen F. Grum 1996	48	Mr. Grum has served as the President and Chief Executive Officer of the Corporation since January 1996. Prior to becoming President, Mr. Grum served as Senior Vice President of the Corporation commencing in June 1995. From 1994 to 1995, Mr. Grum was Executive Vice President of Hamilton Financial Corporation and from 1991-1994 he served as Senior Vice President of Marine Midland Mortgage Corporation. Mr. Grum serves on a number of Boards of Directors of companies in which the Corporation has an investment.

Proxy 5

Proxy Statement Rand Capital Corporation

Name and Year
Became a Director
of the Company	Age	Principal Occupation
Erland E. Kailbourne 1999	64	From May 2002 until March 2003, Mr. Kailbourne was Chairman and Interim CEO of Adelphia Communications. (Adelphia filed a petition under Chapter 11 of the United States Bankruptcy Code in June 2002.) He retired as Chairman and Chief Executive Officer (New York Region) of Fleet National Bank, a banking subsidiary of Fleet Financial Group, Inc., in 1998. He was Chairman and Chief Executive Officer of Fleet Bank, also a subsidiary of Fleet Financial Group, Inc., from 1993 until its merger into Fleet National Bank in 1997. He is a current member of the New York State Banking Board and a Director of the New York ISO, The John R. Oishei Foundation, Albany International Corporation, Allegany Co-op Insurance Company, USA Niagara Development Corp., Financial Institutions Inc. and its subsidiary Five Star Bank.

Ross B. Kenzie 1996	74	Mr. Kenzie has been retired since 1989. Prior thereto, he was the Chairman of the Board and Chief Executive Officer of Goldome Bank, Buffalo, NY, a savings bank, since 1980. Prior thereto, Mr. Kenzie was Executive Vice President and Director of Merrill Lynch Pierce Fenner & Smith as well as Merrill Lynch & Co. Mr. Kenzie also serves on the Board of Directors of Biophan Technologies, Inc., a development company specializing in highly marketable business device technologies and is a former Director of Merchants Mutual Insurance Company.

Willis S. McLeese 1986	92	Since 1976, Mr. McLeese has been the Chairman of Colmac Holdings Limited, Toronto, Canada, which develops, owns and operates cogeneration and alternative energy electric power generating plants.

Reginald B. Newman II 1987	68	Mr. Newman has been Chairman of the Board since 1996. Mr. Newman is the Chairman of NOCO Energy, Corp., Tonawanda, NY, a petroleum distributor. Mr. Newman is also a Director of M&T Bank Corporation, a financial institution headquartered in Buffalo, NY.

Jayne K. Rand 1989	45	Since 1993, Miss Rand has been a Vice President of M&T Bank.

Proxy 6

Proxy Statement Rand Capital Corporation

Name and Year
Became a Director
of the Company	Age	Principal Occupation
Robert M. Zak 2005	48	Since 1995, Mr. Zak has been President and Chief Executive Officer of Merchants Mutual Insurance Company and of Merchants Insurance Company of New Hampshire, Inc., which operate under the trade name Merchants Insurance Group. Mr. Zak is also Senior Vice President, Chief Operating Officer and a Director of Merchants Group, Inc., the parent company of Merchants Insurance Company of New Hampshire, Inc. Mr. Zak joined Merchants in 1985. Prior to that, his career was in public accounting.
COMMITTEES AND MEETING DATA
     The following Committees of the Board of Directors as of December 31, 2005 consisted of:

Governance and
Compensation Committee	Nominating Committee	Audit Committee
Ross B. Kenzie	Erland E. Kailbourne	Ross B. Kenzie
Willis S. McLeese	Jayne K. Rand	Erland E. Kailbourne
Robert M. Zak	Robert M. Zak	Jayne K. Rand
     In 2005 the full Board met on four occasions, the Audit Committee met six times, the Governance and Nominating Committee met twice and the Compensation Committee did not meet. All incumbent Directors attended 80% or more of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board that the respective Director was eligible to attend during 2005 with the exception of Miss Rand, who attended 73% of eligible meetings.
Compensation Committee
     The Compensation Committee shall advise the Board of Directors with respect to the compensation of senior executive officers, reviewing the criteria that form the basis for management’s recommendations for officer and employee compensation and reviewing management’s recommendations in this regard.
     The 2006 compensation levels of the President and Executive Vice President were submitted to the Board of Directors, including a majority of independent members, for approval. During 2005 the Chairman of the Board of Directors led a compensation discussion with the Board of Directors regarding executive compensation due to the illness of the Compensation Committee Chairman.

Proxy 7

Proxy Statement Rand Capital Corporation
Governance and Nominating Committee
The primary purposes of the Governance and Nominating Committee include:

•	developing, recommending to the Board and assessing corporate governance policies for the Corporation;

•	overseeing the evaluation of the Board;

•	recommending to the Board of Directors the individuals qualified to serve on the Corporation’s Board of Directors for election by shareholders at each annual meeting of shareholders and to fill vacancies of the Board of Directors.
          The Governance and Nominating Committee has a Charter, a current copy of which can be accessed at the Corporation’s website www.randcapital.com.
Nomination of Directors
          The Corporation’s Governance and Nominating Committee, as part of its Charter, performs nominating committee functions and oversees the search for qualified individuals to serve on the Board.
          The Corporation seeks Directors who have the appropriate skills and characteristics required including; business experience and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board. The Corporation identifies new Director candidates from prominent business persons and professionals in the communities it serves. The Corporation considers nominees of shareholders in the same manner as other nominees.
          Once a board vacancy occurs, the Committee may recommend a replacement candidate to the Board of Directors. The Board may appoint the new Director to fill the unexpired term of the seat. Annually, the Governance and Nominating Committee will recommend a slate of new and/or continuing candidates to the Board of Directors. The Board will select a slate of nominees for Director from recommendations of the Governance and Nominating Committee, and submit the slate of nominees to shareholders for voting at the Corporation’s Annual Meeting.
          The Corporation’s by-laws provide that an Annual Meeting of Shareholders shall be held on the fourth Tuesday in April, or such other time within 30 days before or after such date as the Chairman or Board of Directors shall determine. The number of Directors is determined by the Board of Directors, but in no event shall it be less than three.

Proxy 8

Proxy Statement Rand Capital Corporation
     Procedure for Shareholders to Nominate Directors
     Any shareholder who intends to present a Director nomination proposal for consideration at the 2007 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2007 Annual Meeting must deliver a written copy of the proposal to the Corporation no later than the deadline, and in accordance with the procedures, specified under “Shareholder Proposals” in this proxy statement, and in accordance with the requirements of SEC Rule 14a-8.
     If a shareholder does not comply with the foregoing procedures, the shareholder may use the procedures set forth in the Corporation’s by-laws, although the Corporation would not in the latter case be required to include the nomination as a proposal in the proxy statement and proxy card mailed to stockholders in connection with the next annual meeting.
     The shareholder nomination proposal referred to above must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a shareholder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the proposal; (3) a description of the arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are being made by the shareholder; (4) such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a Director of Corporation if elected. The Governance and Nominating Committee may refuse to acknowledge a proposal for the nomination of any person not made in accordance with the foregoing procedure. Recommendations for nominees should be sent to: Rand Capital Corporation, Attention: Board Nominations, 2200 Rand Building, Buffalo, New York 14203.
     The Corporation did not receive any nominations from shareholders for the 2006 Board of Director elections.
Code of Business Conduct and Ethics
     Rand has adopted a Code of Ethics which applies to Rand’s chief executive officer, chief financial officer, and controller, and a Business Ethics Policy applicable to the Corporation’s Directors, officers and employees. The Code of Ethics and the Business Ethics Policy are available in the Governance section of the Corporation’s website located at www.randcapital.com. They are also available in print to any shareholder who requests it. Rand will disclose any substantive amendments to or waiver from provisions of the Code of Ethics made with respect to the chief executive officer, chief financial officer or controller via its website.

Proxy 9

Proxy Statement Rand Capital Corporation
Audit Committee
     The Audit Committee of the Board of Directors of Rand Capital Corporation is composed of three Directors, each of whom are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ (NASD) listing standards. In 2004, the Corporation’s Board of Directors designated Ross B. Kenzie as the Audit Committee financial expert (as defined by SEC regulations). Mr. Kenzie is an independent member of the Corporation’s Board of Directors (as defined by SEC and NASD regulations).
     The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors. The Charter was included as an appendix to the 2004 proxy statement, and will be included with future proxy filings every three fiscal years or more currently as required by SEC regulations. The Charter can also be accessed on the Corporation’s website at www.randcapital.com. The Committee reviews the scope and results of the annual audit, receives reports from the Corporation’s independent public accountants, and reports the Committee’s findings and recommendations to the Board of Directors.
     The Audit Committee has adopted necessary reporting procedures for the confidential submission, receipt, retention and treatment of accounting and auditing complaints.

Proxy 10

Proxy Statement Rand Capital Corporation
Independent Auditor Appointment
     Independent Auditors Appointment
     Rand Capital Corporation’s Audit Committee has appointed the Corporation’s current independent auditors, Freed Maxick & Battaglia, CPA’s, PC, “Freed”, to examine the accounts of the Corporation for the 2006 fiscal year. The Committee members approving such selection are not “interested persons” of the Corporation as defined in the 1940 Act. Freed audited the accounts of the Corporation for the 2005, 2004 and 2003 fiscal years.
     A representative of Freed Maxick & Battaglia, CPA’s, PC is expected to be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

Proxy 11

Proxy Statement Rand Capital Corporation
Independent Accountant Fees
     The aggregate fees for each of the last two fiscal years for services rendered by Freed Maxick & Battaglia, CPA’s, PC (Freed) are as follows:
     Audit Fees
     This category consists of fees for the audit of annual financial statements, review of financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or audit engagements for those fiscal years.
     Freed provided professional services for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2005 and 2004. Freed’s audit fees were $43,000 and $37,500, respectively, for these services.
     Audit Related Fees
     This category consists of assurance and related services by the independent accountant that are reasonably related to the performance of the audit and review of financial statements and are not reported under audit fees.
     For the fiscal years ended December 31, 2005 and 2004, the Corporation did not incur any fees for assurance and related services.
     Tax Fees
     This category consists of professional services rendered by the independent accountant for tax compliance and tax planning. The services for the fees disclosed under this category include tax preparation and technical advice.
     During the fiscal year ended December 31, 2005, the Corporation was billed $16,215 in tax fees by Freed and for the fiscal ended December 31, 2004, the Corporation was billed $18,500.
     All Other Fees
     This category consists of fees not covered by Audit Fees, Audit Related Fees and Tax Fees.
     For the fiscal years ended December 31, 2005 and 2004, the Corporation did not receive any products or services in this category from Freed.
     For fiscal years 2005 and 2004, 100% of the services described in each of the above were pre-approved by the Audit Committee. There were no non-audit services performed during 2005.
     The Corporation’s annual audit, quarterly review and tax related fees which are estimated to be paid during the year are submitted annually to the Audit Committee for their review and pre-approval and then budgeted for by the Corporation. All other non-audit services must be pre-approved by the Audit Committee prior to engagement, as required by the Committee’s Charter.

Proxy 12

Proxy Statement Rand Capital Corporation
AUDIT COMMITTEE REPORT
     The Audit Committee of the Board of Directors of Rand Capital Corporation is composed of three Directors who are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter adopted by the Audit Committee and Board of Directors, that is reviewed annually by the Audit Committee. A copy of the charter was included as an appendix to the 2004 proxy statement. The Corporation’s management is responsible for its internal accounting controls and the financial reporting process. The Corporation’s independent auditors, Freed Maxick & Battaglia, CPA’s, PC, are responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a response thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In keeping with its responsibility, the Audit Committee met six times in 2005.
     The Audit Committee has reviewed and discussed the Corporation’s audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Corporation’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communications with Audit Committees”).
     The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and has discussed with the independent auditors their independence. The Audit Committee also has considered whether the independent auditor’s provision of non-audit services to the Corporation is compatible with Freed Maxick’s independence.
     Based on the Audit Committee’s discussions with management and the independent auditors, the Audit Committee’s review of the representations of management, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rand Capital Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.
     This report is respectfully submitted by the Audit Committee of the Board of Directors.
Ross B. Kenzie (Chairman)
Erland E. Kailbourne
Jayne K. Rand
     The information provided in the preceding Audit Committee Report will not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of section 18 of the Securities Exchange Act, unless in the future the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

Proxy 13

Proxy Statement Rand Capital Corporation
EXECUTIVE OFFICERS
     In addition to Mr. Grum, the executive officers of the Corporation include:
     Daniel P. Penberthy, 43, has served as Treasurer of the Corporation since August 1997. Since January 2002, Mr. Penberthy has served as Senior Vice President, and he has continued to serve as the Chief Financial Officer since 1997. From 1993 to 1997, Mr. Penberthy served as Chief Financial Officer for both the Greater Buffalo Partnership (formerly the Chamber of Commerce) and the Greater Buffalo Convention and Visitors Bureau. Prior thereto, from 1990 to 1993, Mr. Penberthy served as a Senior Associate with the Greater Buffalo Development Foundation, a regional business development organization. Prior to 1990, Mr. Penberthy was employed by KPMG, a public accounting firm.
COMPENSATION
     The following table sets forth information with respect to the compensation paid or accrued by the Corporation in the 2005 fiscal year to each Director, and to each officer of the Corporation with aggregate compensation from the Corporation in excess of $60,000. The Corporation is not part of a fund complex.

	Aggregate	Pension or Retirement Benefits Accrued
Name and Position	Compensation	as Part of Company Expenses
Allen F. Grum, President, Director	$185,771	$10,483	(1)
Erland E. Kailbourne, Director	$11,650	0
Ross B. Kenzie, Director	$11,650	0
Willis S. McLeese, Director	$7,500	0
Reginald B. Newman, II, Director	$6,500	0
Jayne K. Rand, Director	$7,750	0
Robert M. Zak, Director	0	0
Daniel P. Penberthy, Treasurer	$130,778	$7,368	(1)

(1)	Included within the indicated compensation payment are Corporation contributions to the Corporation’s 401(k) Profit Sharing Plan. To date an aggregate of $149,610 has been deferred for payment to Mr. Grum and Mr. Penberthy. Under the plan, participants may elect to contribute up to 20% of their compensation on a pretax basis by salary reduction up to a maximum of $15,000 for 2006. For eligible employees, the Corporation makes a flat contribution of 1% of compensation and matches employee contributions of up to a maximum of five percent (5%). In addition, the Corporation may contribute an annual discretionary amount as determined by the Board of Directors. In 2005, the Corporation did not make a discretionary contribution to the 401(k) Plan.

Proxy 14

Proxy Statement Rand Capital Corporation
DIRECTOR COMPENSATION
     During 2005, under the Corporation’s standard compensation arrangements with Directors, each non-employee Director received an annual fee of $2,500 plus $1,000 for attendance at each meeting of the Board of Directors. The Audit Committee members received $750 for each meeting attended and the Compensation and Governance and Nominating Committee members received $500 for each meeting attended.
PROFIT SHARING AND STOCK OPTION PLANS
     In July 2001, the shareholders of the Corporation authorized the establishment of an Employee Stock Option Plan (the “Plan”). The Plan provides for an award of options to purchase up to 200,000 common shares to eligible employees. In 2002, the Corporation placed the Plan on inactive status as it developed a new profit sharing plan for the Corporation’s employees in connection with the establishment of its SBIC subsidiary. As of December 31, 2005, no stock options had been awarded under the Plan. Because Section 57(n) of the 1940 Act prohibits maintenance of a profit sharing plan for the officers and employees of a Business Development Company (BDC) where any option, warrant or right is outstanding under an executive compensation plan, no options will be granted under the Plan while any profit sharing plan is in effect with respect to the Corporation.
     The Corporation established a Profit Sharing Plan for its executive officers in accordance with Section 57(n) of the Investment Company Act of 1940 (the “1940 Act”). There were no contributions to the profit sharing plan for 2005 and 2004. The Plan provides for an annual accrual amount based on the net realized capital gains and unrealized depreciation of Rand Capital SBIC, L.P. for the period. Participants in the Plan vest in the annual accrual amounts over a four year period, beginning February 1, 2002 (commencement date). As long as the Profit Sharing Plan is in effect, no options will be issued under the Plan.
Section 16(a) Beneficial Ownership Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s Directors and executive officers, and persons who own more than ten percent of the Corporation’s stock, to file with the Securities and Exchange Commission initial reports of stock ownership and reports of changes to stock ownership. Reporting persons are required by SEC regulations to furnish the Corporation with all Section 16(a) reports they file.
     To the Corporation’s knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2005.
Directors’ and Officer’s Liability Insurance
     The Corporation has an insurance policy from American International Specialty Lines Insurance Company that indemnifies (1) the Corporation for any obligation incurred as a result of the Corporation’s indemnification of its Directors and officers under the provisions of the New York Business Corporation Law and the Corporation’s by-laws, and (2) the Corporation’s Directors and

Proxy 15

Proxy Statement Rand Capital Corporation
officers as permitted under the New York State Business Corporation Law and the Corporation’s by-laws. The policy covers all Directors and officers of the Corporation for the 12 months ending December 2006 for a total premium of $43,673.85. No sums have been paid to the Corporation or its officers under the insurance contract.
2. OTHER BUSINESS
     The Corporation does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.
Shareholder Proposals for the 2007 Annual Meeting
     Shareholder proposals intended to be presented at the 2007 Annual Meeting of Shareholders must be received at the Corporation’s offices not later than December 6, 2006, to be considered for inclusion in the Corporation’s proxy statement and form of proxy for that meeting.

April 6, 2006	By Order of the Board of Directors
Reginald B. Newman II
Chairman of the Board
     It is important that proxies be promptly returned. Shareholders are urged to sign, date and return the proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

Proxy 16

Proxy Statement Rand Capital Corporation
Multiple Copies of our Annual Report and Proxy Statement (Householding)
     When more than one holder of Rand common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders. Similarly, brokers and other intermediaries holding shares of Rand common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.
     Rand will deliver promptly upon written or oral request a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name”, at a shared address to which a single copy of either of those documents was delivered. To receive additional copies of our annual report and proxy statement, you may call or write Elspeth A. Donaldson, Office Manager, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, telephone (716) 853-0802 or email her at edonaldson@randcapital.com. You may also access a copy of Rand’s annual report and proxy statement on our website, www.randcapital.com, or at the SEC’s home page, www.sec.gov.
     You may also contact Ms. Donaldson at the address or telephone number above if you are a shareholder of record of Rand and you wish to receive a separate annual report and proxy statement in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Proxy 17

Proxy Statement Rand Capital Corporation
FINANCIAL STATEMENTS AVAILABLE
     A copy of the Corporation’s 2005 Annual Report containing audited financial statements accompanies this Proxy Statement
     The Corporation will provide without charge to each stockholder upon written request a copy (without exhibits, unless otherwise requested) of the Corporation’s Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2005. Requests for copies should be addressed to Investor Relations, Rand Capital Corporation, 2200 Rand Building, Buffalo, New York, 14203. Requests may also be directed to (716) 853-0802 or to edonaldson@randcapital.com via email. Copies may also be accessed electronically by means of the SEC’s home page on the internet at http://www.sec.gov.
FINAL PAGE OF PROXY

Proxy 18

RAND CAPITAL CORPORATION
2200 Rand Building
Buffalo, New York 14203
2006 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Jayne K. Rand and Allen F. Grum as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Rand Capital Corporation (the “Company”) held of record by the undersigned at the annual meeting of shareholders to be held on April 27, 2006 or any adjournment hereof.

    1. ELECTION OF DIRECTORS:

        Election of A.F. Grum; E.E. Kailbourne; R.B. Kenzie; W.S. McLeese; R.B. Newman II; J.K. Rand; and R.M. Zak

☐ FOR all nominees (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY for all nominees

INSTRUCTIONS: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below.

    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

Dated:	, 2006

Signature

Signature (if held jointly)

Please sign exactly as names appears to the left. When signing as a Trustee, Executor or Administrator, or Guardian, give title as such. All joint owners should sign. If a corporation, please sign in full corporate name by authorized officer, giving title. If a partnership, please sign in partnership name by authorized persons.

Please Date, Sign and Promptly Return in the Enclosed Envelope.